LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JANUARY 4, 2013

TO THE SUMMARY PROSPECTUS

DATED FEBRUARY 29, 2012 OF

LEGG MASON BATTERYMARCH GLOBAL EQUITY FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated February 29, 2012, as supplemented on March 26, 2012, May 31, 2012, June 14, 2012 and November 28, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated February 29, 2012, as supplemented on March 26, 2012, May 31, 2012, November 28, 2012 and January 4, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2011, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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